SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): March 15, 2000

                              RCN Corporation
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           (Exact name of Registrant as specified in its charter)

    Delaware                     0-22825                       22-3498533
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   (State of              (Commission File No.)             (IRS Employer
 Incorporation)                                         Identification Number)

                            105 Carnegie Center
                          Princeton, NJ 08540-6215
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        (Address of principal executive offices, including zip code)


                               (609) 734-3700
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)


Item 5.     Other Events

            During the period from January 1, 1999 to March 15, 2000, certain eligible officers of RCN Corporation ("RCN" or the "Company") elected to receive RCN common stock in lieu of a portion of their cash compensation for such period, as set forth below.

      Under the RCN Executive Stock Purchase Plan ("ESPP"), participating officers who forgo current compensation are credited with "Share Units" with a value equal to the amount of the foregone pretax compensation. The value of a Share Unit is based on the value of a share of RCN Common Stock. The Company also credits each participant's matching account under the ESPP with 100 percent of the number of Share Units credited based on the participant's elective contributions. Share Units credited to participants' elective contribution accounts are fully and immediately vested. Share Units credited to participants' matching accounts generally vest in three years, subject to continued employment. Share Units credited to a participant's matching account become fully vested on a change in control of the Company, or on the participant's death or disability while actively employed. If the RCN Common Stock pays dividends, a dividend equivalent is deemed paid with respect to Share Units and credited to participants' accounts in the form of additional Share Units. The Company has established a grantor trust to hold Common Stock corresponding to the number of Share Units credited to participants' accounts in the ESPP.

      The holdings indicated below include all Share Units credited under the ESPP, including (i) Share Units acquired in respect of a participant's contributions during the period from January 1, 1999 to March 15, 2000 (the "Period), (ii) forfeitable Share Units credited to the participant's Matching Account, whether or not vested, during the Period, and (iii) total Share Units credited to such participant's account as of March 15, 2000.


                                    Share Units Acquired
                                      Under the ESPP in       Matching Share    Total Share Units
                                       Lieu of Current        Units Credited    Credited to ESPP
                                        Compensation           ESPP Account     Account as of
Name                                    During Period         During Period     March 15, 2000
----                                    -------------         --------------    --------------
David C. McCourt
Chairman and Chief                           17,883               17,883           164,310
Executive Officer

Michael A. Adams                              4,653                4,653            33,436
President and Chief
Operating Officer

Timothy J. Stoklosa                            761                  761             1,522
Executive Vice President
and Chief Financial Officer

John J. Jones
Executive Vice President,                    2,961                2,961             5,922
General Counsel and
Corporate Secretary

Bruce C. Godfrey
Former Executive Vice President              2,979                2,979            52,448
and Chief Financial Officer

Michael J. Mahoney
Former President and Chief                   2,736                2,736            51,084
Operating Officer

All Officers Taken as a Group
(21 Persons)                                39,513               39,513           333,016



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              RCN Corporation


                              By: /s/ John J. Jones
                                  --------------------------------------------
                              Name:   John J. Jones
                              Title:  Executive Vice President, General Counsel
                                      and Corporate Secretary

Date:  March 27, 2000


